Over 40 Years of Reliable Investingtm
Davis New York Venture Fund Class / Ticker: A (NYVTX), B (NYVBX), C (NYVCX), Y (DNVYX), R (NYVRX)

SUMMARY PROSPECTUS	December 1, 2010

Before you invest, you may want to review Davis New York Venture Fund’s statutory prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund at no cost online at http://www.davisfunds.com/prospectus.html or by calling 1-800-279-0279. The current statutory prospectus and statement of additional information, dated December 1, 2010, and the shareholder report, dated July 1, 2010, are incorporated by reference into this summary prospectus and may be obtained , free of charge, in the same manner as the statutory prospectus. Click here to view the fund’s statutory prospectus or statement of additional information.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

Davis New York Venture Fund’s investment objective is long-term growth of capital.

Fees and Expenses of Davis New York Venture Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Davis New York Venture Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Davis Funds. More information about these and other discounts is available from your financial professional and in the “How to Choose a Share Class, Class A shares” section of the Fund’s statutory prospectus on page 24 and in the “Selecting the Appropriate Class of Shares” section of the Fund’s statement of additional information on page 52.

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y	Class R
your investment)	shares	shares	shares	shares	shares

Maximum sales charge	4.75%	None	None	None	None
(load) imposed on purchases (as a percentage of offering price.)

Maximum deferred	0.50%	4.00%	1.00%	None	None
sales charge (load) imposed on redemptions
(as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares. Only applies to Class A shares if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase.)

Redemption Fee	None	None	None	None	None
(as a percentage of total redemption proceeds.)

Annual Fund Operating
Expenses
(expenses that you pay each
year as a percentage of the	Class A	Class B	Class C	Class Y	Class R
value of your investment)	shares	shares	shares	shares	shares

Management Fees	0.49%	0.49%	0.49%	0.49%	0.49%

Distribution and/or service (12b-1) Fees	0.24%	1.00%	1.00%	0.00%	0.50%

Other Expenses	0.16%	0.28%	0.18%	0.14%	0.24%

Total Annual Operating Expenses	0.89%	1.77%	1.67%	0.63%	1.23%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in Davis New York Venture Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A shares	$562	$745	$945	$1,519

Class B shares	$580	$857	$1,159	$1,742

Class C shares	$270	$526	$907	$1,976

Class Y shares	$64	$202	$351	$786

Class R shares	$125	$390	$676	$1,489

Summary Prospectus • December 1, 2010 • Davis New York Venture Fund • 1 of 3

Portfolio Turnover

Davis New York Venture Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

Davis Selected Advisers, L.P., (“Davis Advisors” or the “Adviser”) the Fund’s investment adviser, uses the Davis Investment Discipline to invest the majority of the Fund’s assets in common stock issued by large capitalization companies. The Fund considers companies with market capitalizations of at least $10 billion to be large capitalization companies. While the Fund invests primarily in U.S. companies, it may also invest in foreign companies.

Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks equity securities which can be purchased at attractive valuations relative to their intrinsic value. Davis Advisors’ goal is to invest in companies for the long term. Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive.

Principal Risks of Investing in Davis New York Venture Fund

Investors in Davis New York Venture Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value, and may lose money. The principal risks of investing in the Fund are:

Stock Market risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.

Manager risk. Poor security selection or focus on securities in a particular sector, category, or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Common Stock risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stocks are generally subordinate to an issuers’ other securities including convertible and preferred securities.

Financial Services risk. Investing a significant portion of assets in the financial services sector may cause the Fund to be more sensitive to problems affecting financial companies.

Foreign Country risk. Foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States.

Headline risk. The Fund may make such investments when a company becomes the center of controversy after receiving adverse media attention. While Davis Advisors researches companies subject to such contingencies, they cannot be correct every time, and the company’s stock may never recover.

Fees and Expenses risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund. A low return environment, or a bear market, increases the risk that a shareholder may lose money.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance Results

The bar chart below provides some indication of the risks of investing in the Davis New York Venture Fund by showing how the Fund’s investment results have varied from year to year. The following table shows how the Fund’s average annual total returns for the periods indicated compare with those of the S&P 500® Index, a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.davisfunds.com or by calling 1-800-279-0279.

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement accounts.

Summary Prospectus • December 1, 2010 • Davis New York Venture Fund • 2 of 3

Davis New York Venture Fund Annual Total Returns for Class A Shares for the years ended December 31

Highest/Lowest quarterly results during this time period were:

Highest  21.05% for the quarter ended June 30, 2009
Lowest  (24.52)% for the quarter ended December 31, 2008

Total return for the ten months ended October 31, 2010 (not annualized) was 4.07%.

Davis New York Venture Fund Average Annual Total Returns for the periods ended December 31, 2009 (with maximum sales charge)

	Past 1 Year	Past 5 Years		Past 10 Years

Class A shares return before taxes	25.78%	0.18%		1.93%

Class A shares return after taxes on distributions	25.65%	0.04%		1.60%

Class A shares return after taxes on distributions and sale of fund shares	16.92%	0.15%		1.55%

Class B shares return before taxes	26.81%	(0	.06)%	1.85%

Class C shares return before taxes	29.98%	0.38%		1.63%

Class Y shares return before taxes	32.43%	1.44%		2.73%

Class R shares return before taxes	31.56%	0.84%		4	.83%*

S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%		(0	.95)%

*	Average Annual Total Return for the life of Class R shares originally issued August 20, 2003.

Management

Investment Adviser

Davis Selected Advisers, L.P., serves as Davis New York Venture Fund’s investment adviser.

Sub-Adviser

Davis Selected Advisers-NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund’s sub-adviser.

Portfolio Managers

Portfolio Managers	Primary Title with Investment
Experience with this Fund	Adviser or Sub-Adviser

Christopher Davis Since October 1995	Chairman, Davis Selected Advisers, L.P.

Kenneth Feinberg Since May 1998	Vice President, Davis Selected Advisers-NY, Inc.

Purchase and Sale of Fund Shares

	Class A, B and
	C shares	Class Y shares	Class R shares

Minimum Initial Investment	$1,000	$5,000,000	$500,000

Minimum Additional Investment	$25	$25	$25

You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Davis Funds c/o State Street Bank and Trust Company, P.O. Box 8406, Boston, MA 02266-8406, telephoning 1-800-279-0279 or accessing Davis Funds’ website (www.davisfunds.com).

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains by federal, state and local authorities.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Davis New York Venture Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Company Act File No. 811-1701

Summary Prospectus • December 1, 2010 • Davis New York Venture Fund • 3 of 3

Davis Advisors 2949 East Elvira Road, Suite 101 Tucson, AZ 85756 800-279-0279 davisfunds.com